SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 15, 2006

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada                                               0-7246                       95-2636730

(State or Other Jurisdiction                  (Commission                (IRS Employer

      of Incorporation)                                File Number)           Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01.  Regulation FD Disclosure

On February 15-16, 2006, Thomas E. Riley, President, will make a presentation at the C.K. Cooper & Company 2nd Annual Small-Cap Oil & Gas Conference in Palm Desert, CA.  The transcript of the slide presentation and an Adobe PDF file of the slides are attached herein as Exhibit 99.1.

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits.

The Exhibit is filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

By                    /s/ Darwin L. Stump

            Darwin L. Stump

            Chief Financial Officer

            Date   February 15, 2006